MET INVESTORS SERIES TRUST

                    Oppenheimer Capital Appreciation Portfolio

                         SUPPLEMENT DATED MAY 21, 2010 TO
                           PROSPECTUS DATED MAY 1, 2010

     This  Supplement  is  made  as of May 21,  2010  to the  Prospectus  of Met
Investors Series Trust (the "Trust") dated May 1, 2010 relating to the Oppenheimer Capital Appreciation Portfolio (the "Portfolio").

                                      * * *

     Effective   immediately,   the   section   "PORTFOLIO   SUMMARY:--Principal
Investment Strategies" on page 3 of the Prospectus is replaced in its entirety with the following:

Principal Investment Strategies

     OppenheimerFunds, Inc. ("OppenheimerFunds"), subadviser to the Portfolio, invests the Portfolio's assets mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. The Portfolio primarily invests in securities of U.S. issuers but may also invest in foreign securities. Investments in American Depositary Receipts are not considered foreign securities for purposes of the Portfolio's investment strategy. The portfolio manager looks for growth companies with stock prices that are believed to be reasonable in relation to overall stock market valuations. In seeking broad diversification of the Portfolio's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

     o    companies in business areas that have above-average growth potential,

     o companies with growth rates that the portfolio manager believes are sustainable over time,

     o    stocks with reasonable valuations relative to their growth potential.

                                       * * *

     Effective immediately, the section "PORTFOLIO SUMMARY:--Portfolio Manager" on page 5 of the Prospectus is replaced in its entirety with the following:

     Portfolio Manager. Julie Van Cleave, CFA, has managed the Portfolio since April 2010. For additional information, please see "Additional Information about Management--The Subadviser" in the Prospectus and "Investment Advisory and Other Services--Portfolio Management" in the Statement of Additional Information.
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                                     * * *

     Effective immediately, the information appearing in the section "ADDITIONAL INFORMATION ABOUT MANAGEMENT--The Subadviser" on page 12 of the Prospectus regarding the portfolio manager to the Portfolio is replaced in its entirety with the following:

     The Portfolio is managed by Julie Van Cleave, CFA, who is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of OppenheimerFunds since April 2010. Prior to joining OppenheimerFunds, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009.